UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2023
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29222 Rancho Viejo Road, Suite 127,
San Juan Capistrano,	CA	92675

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENSG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of The Ensign Group, Inc. (the “Company”) was held on May 18, 2023. The number of issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting was 55,867,237. These shares were issued and outstanding as of March 23, 2023, which was the record date for the Annual Meeting. There were present at the Annual Meeting, either in person or by proxy, 51,623,736 shares of the Company’s common stock. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.The four nominees named below were elected to serve as Class I and Class III directors of the board of directors, to serve until the 2025 and 2026 Annual Meeting, until a successor is elected and qualified, and the voting rights were as follows:

	Votes	Votes
Nominee	For	Against	Abstain(a)

Class I directors elected for a three-year term
Barry M. Smith	43,274,682	5,385,394	29,636
Swati B. Abbott	46,926,846	1,733,287	29,579
Suzanne D. Snapper	42,895,813	5,764,284	29,615
Class III director elected for a two-year term
John O. Agwunobi	48,500,228	159,328	30,156

2. The approval of the amendment to the Certificate of Incorporation to increase The Ensign Group's number of authorized shares of common stock from 100 million to 150 million, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
51,091,599	508,753	23,384

3. The approval of the amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, and the voting results were as follows:

Votes For	Votes Against	Abstentions(c)
44,357,844	4,304,301	27,567

4. The selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions(b)
50,148,058	1,458,172	17,506

5. The compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved on an advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions(c)
46,918,331	1,741,554	29,827

6. The shareholders' preferred frequency with which the Company is to hold an advisory stockholder vote to approve the compensation of the named executive officers was once every year and the voting results were as follows:

1 Year	2 Years	3 Years	Abstentions(b)
47,133,015	10,229	1,527,658	18,810

(a) The number of Broker non-votes was 2,934,024. Abstentions and broker non-votes are not counted as a vote caste either “For” or “Against” each nominee’s election.
(b) The number of Broker non-votes was zero. Abstentions and broker non-votes were counted as shares entitled to vote and had the same effect as votes against the proposal.
(c) The number of Broker non-votes was 2,934,024. Abstentions and broker non-votes were counted as shares entitled to vote and had the same effect as votes against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

Dated: May 19, 2023	/s/ Chad A. Keetch
Chad A. Keetch
Chief Investment Officer